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Exhibit 99

Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA 92101
Attorney for Debtor-In-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: August 2001

TO:	THE HONORABLE Judge Myers UNITED STATES BANKRUPTCY JUDGE

    The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: September 20, 2001

/s/ Kathryn M.S. Catherwood Attorney for Debtor-In-Possession

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 8
FOR THE MONTH ENDING: August 31, 2001

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT *)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	11,119,533.12
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	10,400,808.10
3. BEGINNING BALANCE	718,725.02
4. RECEIPTS DURING CURRENT PERIOD
ACCOUNTS RECEIVABLE — PRE-FILING	0.00
ACCOUNTS RECEIVABLE — POST-FILING	0.00
GENERAL SALES	2,049,003.38
OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees	121,631.96
OTHER ** (SPECIFY)
TOTAL RECEIPTS THIS PERIOD	2,170,635.34
5. BALANCE:	2,889,360.36
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Total from Page 2)	2,244,998.75
7. ENDING BALANCE	644,361.61
8. GENERAL ACCOUNT NUMBER	0700494381
DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

* All receipts must be deposited into the general account
** Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

Date Checks	#	Payee	Purpose	Amount
8/1/01	16922	MGM FILMS	Film payable	37,132.48
8/1/01	16923	ACCOUNTANTS ON CALL	Temp. staff	482.79
8/1/01	16924	AIRBORNE EXPRESS	Film Transport	400.40
8/1/01	16925	ALL AMERICAN PURE BEVERAGE	R & M	374.75
8/1/01	16926	BUENA VISTA PICTURES DISTR.	Film payable	1,464.50
8/1/01	16927	THE COUDURES FAMILY LIMITED	Rent	40,321.79
8/1/01	16928	JAMES C. COWAN	Security	403.15
8/1/01	16929	D.C. ELECTRONICS TWO, INC.	R & M	215.00
8/1/01	16930	DE LAGE LANDEN	R & M	81.43
8/1/01	16931	FIRST SIERRA FINANCIAL, INC.	Equip. rental	991.70
8/1/01	16932	GOLD MEDAL PRODUCTS COMPANY	R & M	60.00
8/1/01	16933	MISSION GROVE THEATER	Rent	64,443.41
8/1/01	16934	MISSION GROVE THEATERS II	Rent	32,355.40
8/1/01	16935	NATIONAL SCREEN SERVICE	Accrued Advertising	71.82
8/1/01	16936	OCEANSIDE MISSION MARKET PLACE	Rent	66,947.53
8/1/01	16937	PACIFIC BELL	Telephone	576.56
8/1/01	16938	PARAMOUNT PICTURES	Film payable	415.00
8/1/01	16939	PURE FLO WATER	Office expenses	37.28
8/1/01	16940	RB CUSTOM CABINETS, INC.	R & M	980.00
8/1/01	16941	REDEVELOPMENT AGENCY CITY OF	Rent	82,000.00
8/1/01	16942	R & J FIAL ENTERPRISES	Laundry & Uniforms	37.85
8/1/01	16943	SOUTHERN CALIFORNIA EDISON	Utilities	13,590.44
8/1/01	16944	UNITED TITLE COMPANY	Rent	4,983.30
8/1/01	16945	UNITED PARCEL SERVICE	Postage	37.35
8/1/01	16946	VERIZON CALIFORNIA	Telephone	221.80
8/1/01	16947	WARNER BROTHERS	Film payable	752.82

8/1/01	16948	HERITAGE FOODS LLC	Concessions	1,640.81
8/1/01	16949	ICEE — USA CORP.	Concessions	3,333.00
8/1/01	16950	REDEVELOPMENT AGENCY CITY OF	Rent	12,500.00
8/1/01	16951	STATE COMP INS. FUND	Staff benefits	8,292.37
8/1/01	16952	U.S. TRUSTEE	Outside Services	8,000.00
8/8/01	16953	MGM FILMS	Film payable	14,546.53
8/8/01	16954	ACCOUNTANTS ON CALL	Temp. staff	1,563.32
8/8/01	16955	AIRBORNE EXPRESS	Film Transport	455.00
8/8/01	16956	ARMORED TRANSPORT	Security	905.69
8/8/01	16957	BRAKE WATER TRANSPORT, INC.	Film Transport	871.00
8/8/01	16958	DAN CAHILL	Travel Expenses	121.95
8/8/01	16959	CALIFORNIA CHOICE BENEFIT ADMIN	Staff benefits	6,880.37
8/8/01	16960	CITY OF RIVERSIDE	Utilities	238.43
8/8/01	16961	CITY OF SAN BERNARDINO	Utilities	2,020.20
8/8/01	16962	CITY OF SAN BERNARDINO	Utilities	50.00
8/8/01	16963	COMPACTION CONTROL IND. INC.	R & M	1,250.00
8/8/01	16964	COUNTY OF RIVERSIDE	Utilities	492.00
8/8/01	16965	CROWN POINT DESIGN & EMBROIDER	Laundry & Uniforms	273.39
8/8/01	16966	CR&R INC.	Utilities	1,891.16
8/8/01	16967	D.C. ELECTRONICS TWO, INC.	R & M	95.00
8/8/01	16968	EMERITUS COMMUNICATIONS	Telephone	400.44
8/8/01	16969	ENERGI	Staff benefits	86.50
8/8/01	16970	THE GUARDIAN	Advertising	1,308.48
8/8/01	16971	INLAND POWER WASH	R & M	75.00
8/8/01	16972	JANITORIAL MAINTENANCE	Janitorial	19,421.00
8/8/01	16973	VAUGHN JOHNSON	Computer R & M	56.55
8/8/01	16974	KOMBIZ LAVASANY	Travel	108.44
8/8/01	16975	MANULIFE FINANCIAL	Staff benefits	3,336.78
8/8/01	16976	MURPHY'S PRINTING	Printing	913.48
8/8/01	16977	NATIONAL SCREEN SERVICE	Accrued Advertising	59.97

8/8/01	16978	PACIFIC BELL	Telephone	1,560.84
8/8/01	16979	PARAMOUNT PICTURES	Film payable	507.00
8/8/01	16980	PC CONNECTION SALES CORP	Computer R & M	507.94
8/8/01	16981	THE PRESS ENTERPRISE CO.	Advertising	11,474.87
8/8/01	16982	PROCTOR COMPANIES	R & M	80.08
8/8/01	16983	PRUDENTIAL	Staff benefits	636.43
8/8/01	16984	QUIEL BROS. SIGN CO., INC.	Advertising	254.95
8/8/01	16985	REEL SOURCE, INC.	Outside Services	175.00
8/8/01	16986	ROCKY MOUNTAIN EMPLOYEE BENE.	Staff benefits	625.00
8/8/01	16987	SAN BERNARDINO COUNTY SUN	Advertising	5,568.48
8/8/01	16988	SAN DIEGO GAS & ELECTRIC	Utilities	9,441.08
8/8/01	16989	SOURCE ONE	R & M	11,104.03
8/8/01	16990	STATE COMPENSATION INS. FUND	Staff benefits	9,484.68
8/8/01	16991	STRUCTURAL TERMITE & PEST	R & M	85.00
8/8/01	16992	UNION TRIBUNE	Advertising	944.00
8/8/01	16993	VISION SERVICE PLAN- (CA)	Staff benefits	458.85
8/8/01	16994	WARNER BROTHERS	Film payable	150.00
8/8/01	16995	WAXIE SANITARY SUPPLY	Janitorial	858.76
8/8/01	16996	WEST COAST SERVICES	R & M	575.72
8/8/01	16997	WESTERN MUNICIPAL WATER DIST.	Utilities	418.61
8/8/01	16998	W.K. GRAFF CO.	R & M	693.80
8/8/01	16999	KIM ZOLNA	Travel Expenses	220.13
8/8/01	17000	AIRGAS	Concessions	50.00
8/8/01	17001	HERITAGE FOODS LLC	Concessions	110.12
8/8/01	17002	ICEE — USA CORP.	Concessions	9,370.20
8/15/01	17004	MGM FILMS	Film payable	9,323.62
8/15/01	17005	AMERICAN EXPRESS	Travel Expenses	1,083.17
8/15/01	17006	AON RISK SERVICES, INC.	Insurance	11,580.00
8/15/01	17007	BLYTHECO	Computer R & M	62.50
8/15/01	17008	CITY OF OCEANSIDE	Utilities	1,903.33
8/15/01	17009	CITY OF RIVERSIDE	Property Tax	15,856.74

8/15/01	17010	CITY OF SAN BERNARDINO	Utilities	1,002.33
8/15/01	17011	DE LAGE LANDEN	Telephone	77.43
8/15/01	17012	EASTERN MUNICIPAL WATER DIST.	Utilities	162.25
8/15/01	17013	FEDERAL EXPRESS	Postage	23.80
8/15/01	17014	HYPERION SOLUTIONS	Computer R & M	675.00
8/15/01	17015	PACIFIC BELL	Telephone	359.13
8/15/01	17016	PARAMOUNT PICTURES	Film payable	527.00
8/15/01	17017	PC CONNECTION SALES CORP	Computer R & M	1,858.51
8/15/01	17018	THE PRESS ENTERPRISE CO.	Advertising	252.74
8/15/01	17019	PRUDENTIAL	Emp. Benefits	184.80
8/15/01	17020	QUIEL BROS. SIGN CO., INC.	Advertising	1,329.70
8/15/01	17021	R & J FIAL ENTERPRISES	Janitorial	104.16
8/15/01	17022	SKY COURIER	Film Transport	109.20
8/15/01	17023	UNION TRIBUNE	Advertising	74.40
8/15/01	17024	UNIVERSAL PICTURES	Film payable	1,544.08
8/15/01	17025	VERIZON CALIFORNIA	Telephone	504.24
8/15/01	17026	WARNER BROTHERS	Film payable	100.00
8/15/01	17027	WAXIE SANITARY SUPPLY	Janitorial supplies	185.44
8/15/01	17028	HERITAGE FOODS LLC	Concessions	658.75
8/16/01	17029	MANULIFE FINANCIAL	Emp. Benefits	3,166.93
8/20/01	17030	AIRBORNE EXPRESS	Film Transport	546.00
8/20/01	17031	AMERICAN PLUMBING & HEATING	R & M	100.00
8/20/01	17032	BUENA VISTA PICTURES DISTR.	Film payable	242.80
8/20/01	17033	DAN CAHILL	Travel Expenses	50.37
8/20/01	17034	C&H DISTRIBUTORS, INC.	Video Game expense	821.74
8/20/01	17035	CROWN POINT DESIGN & EMBROIDER	Laundry & Uniforms	638.08
8/20/01	17036	FIRST SIERRA FINANCIAL, INC.	Lease — trash compactor	594.20
8/20/01	17037	JANITORIAL MAINTENANCE	Janitorial	1,000.00

8/20/01	17038	MAX REYNOLDS INC.	R & M	2,453.25
8/20/01	17039	MGM	Film Expense	565.71
8/20/01	17040	OPTIMAL INTEGRATED SOLUTIONS	Computer supplies/Maint	50.00
8/20/01	17041	PACIFIC BELL	Telephone	57.53
8/20/01	17042	R & J FIAL ENTERPRISES	Laundry & Uniforms	10.62
8/20/01	17043	ROTO-ROOTER — RIVERSIDE #54	R & M	143.88
8/20/01	17044	SKY COURIER	Film Transport	72.80
8/20/01	17045	SOLOMON FRIEDMAN	Co Op Advertising	350.00
8/20/01	17046	SOUTHERN CALIFORNIA EDISON	Utilities	33,285.59
8/20/01	17049	*** VOID CHECK ***	void	—
8/20/01	17050	*** VOID CHECK ***	void	—
8/20/01	17051	*** VOID CHECK ***	void	—
8/20/01	17052	*** VOID CHECK ***	void	—
8/20/01	17053	STAPLES CREDIT PLAN	Office expenses	275.88
8/20/01	17054	STRUCTURAL TERMITE & PEST	R & M	85.00
8/20/01	17055	WARNER BROTHERS	Film payable	275.05
8/20/01	17056	WAXIE SANITARY SUPPLY	Janitorial	4,050.19
8/21/01	17057	CINEMASTAR LUXURY THEATERS	Petty Cash	716.15
8/22/01	17058	CLOUD TEN PICTURES	Film payable	2,975.49
8/22/01	17059	MGM FILMS	Film payable	11,799.01
8/29/01	17060	MGM FILMS	Film payable	4,683.98
8/29/01	17061	ACCOUNTANTS ON CALL	Temp. staff	735.68
8/29/01	17062	ADVANCED COMMUNICATIONS SYSTEM	R & M	244.66
8/29/01	17063	AIRBORNE EXPRESS	Film Transport	53.93
8/29/01	17064	ARMORED TRANSPORT	Security	102.12
8/29/01	17065	BEN HYATT	Legal fees	534.55
8/29/01	17066	C&H DISTRIBUTORS, INC.	Video Game expense	24.14
8/29/01	17067	CITY OF SAN BERNARDINO	Utilities	1,183.50
8/29/01	17068	CONTINENTAL STOCK TRANSFER	Outside Services	715.03

8/29/01	17069	D.C. ELECTRONICS TWO, INC.	R & M	869.20
8/29/01	17070	GOLD MEDAL PRODUCTS COMPANY	R & M	45.42
8/29/01	17071	HAND DRYER DIST.	R & M	480.00
8/29/01	17072	DON HARNOIS	Travel Expenses	771.42
8/29/01	17073	IDP	Accrued Advertising	100.00
8/29/01	17074	INLAND LIGHTING SUPPLIES, INC.	R & M	470.74
8/29/01	17075	INTERDESIGN	R & M	302.50
8/29/01	17076	MICHAEL F. KERR	Projection R & M	1,028.00
8/29/01	17077	KOMBIZ LAVASANY	Travel	500.00
8/29/01	17078	MANULIFE FINANCIAL	Staff benefits	3,317.02
8/29/01	17079	MAX REYNOLDS INC.	R & M	320.20
8/29/01	17080	MCCANN-ERICKSON, INC.	Film payable	1,196.69
8/29/01	17081	MERRILL COMMUNICATIONS L.L.C	PR fees	5,501.78
8/29/01	17082	MONSTER.COM	Advertising	295.00
8/29/01	17083	MURPHY'S PRINTING	Printing	385.39
8/29/01	17084	NATIONAL SCREEN SERVICE	Advertising	12.00
8/29/01	17085	NATO	Subs and Dues	2,440.00
8/29/01	17086	PARAMOUNT PICTURES	Film payable	337.00
8/29/01	17087	PC CONNECTION SALES CORP	Computer R & M	11.11
8/29/01	17088	PURE FLO WATER	Office expenses	37.28
8/29/01	17089	R & J FIAL ENTERPRISES	Laundry & Uniforms	10.62
8/29/01	17090	SAN BERNARDINO & RIVERSIDE	Utilities	148.50
8/29/01	17091	SKY COURIER	Film Transport	127.40
8/29/01	17092	SOUTHERN CALIFORNIA EDISON	Utilities	12,380.41
8/29/01	17093	SPECIALTY TECHNICAL PUBLISHERS	Office expenses	462.00
8/29/01	17094	VERIZON CALIFORNIA	Telephone	210.86
8/29/01	17095	THE WALL STREET JOURNAL	Office expenses	188.13
8/29/01	17096	WARNER BROTHERS	Film payable	1,113.54
8/29/01	17097	WAXIE SANITARY SUPPLY	Janitorial	228.98

8/29/01	17098	HERITAGE FOODS LLC	Concessions	1,482.73
8/31/01	17099	C&H DISTRIBUTORS, INC.	Video Game expense	289.22
8/31/01	17100	EMERITUS COMMUNICATIONS	Telephone	380.63
8/31/01	17101	ENERGI	Staff benefits	154.50
8/31/01	17102	HOSTING.COM	Outside Services	313.80
8/31/01	17103	INLAND LIGHTING SUPPLIES, INC.	R & M	1,880.18
8/31/01	17104	JANITORIAL MAINTENANCE	Janitorial	1,000.00
8/31/01	17105	PC CONNECTION SALES CORP	Computer R & M	66.71
8/31/01	17106	SAN DIEGO GAS & ELECTRIC	Utilities	9,530.14
8/31/01	17107	STRUCTURAL TERMITE & PEST	R & M	210.00
8/31/01	17108	ROY M. VAN ASCH, JANITORIAL	Janitorial	1,875.80
8/31/01	17109	WARNER BROTHERS	Film payable	197.12
8/31/01	17110	WESTERN MUNICIPAL WATER DIST.	Utilities	405.03

					679,144.21

Wire Transfers
8/1/01	362	20TH CENTURY FOX	Film payable	16,938.68
8/1/01	363	BUENA VISTA	Film payable	5,518.05
8/1/01	364	DREAM WORKS DISTRIBUTION, LLC	Film payable	2,167.29
8/1/01	365	MIRAMAX FILMS	Film payable	15,402.29
8/1/01	366	PARAMOUNT PICTURES	Film payable	24,694.35
8/1/01	367	UNIVERSAL FILM EXCHANGES, INC.	Film payable	9,012.68
8/1/01	368	WARNER BROTHERS	Film payable	9,016.19
8/2/01	369	PEPSI-COLA COMPANY	Concessions	7,225.00
8/2/01	370	METROPOLITAN PROVISIONS	Concessions	16,964.65
8/8/01	371	20TH CENTURY FOX	Film payable	7,162.31
8/8/01	372	BUENA VISTA	Film payable	560.95
8/8/01	373	DREAM WORKS DISTRIBUTION, LLC	Film payable	1,485.14
8/8/01	374	MIRAMAX FILMS	Film payable	4,016.96
8/8/01	375	PARAMOUNT PICTURES	Film payable	9,591.68
8/8/01	376	UNIVERSAL FILM EXCHANGES, INC.	Film payable	164,447.27

8/8/01	377	WARNER BROTHERS	Film payable	3,944.64
8/9/01	378	PEPSI-COLA COMPANY	Concessions	10,516.62
	379	METROPOLITAN PROVISIONS	Concessions	10,957.45
8/15/01	380	20TH CENTURY FOX	Film payable	133,337.17
8/15/01	381	DREAM WORKS DISTRIBUTION, LLC	Film payable	1,288.09
8/15/01	382	MIRAMAX FILMS	Film payable	2,874.51
8/15/01	383	PARAMOUNT PICTURES	Film payable	4,387.57
8/15/01	384	UNIVERSAL FILM EXCHANGES, INC.	Film payable	49,892.08
8/15/01	385	WARNER BROTHERS	Film payable	1,664.10
8/16/01	386	PEPSI-COLA COMPANY	Concessions	4,810.90
8/16/01	387	METROPOLITAN PROVISIONS	Concessions	21,977.48
8/22/01	388	20TH CENTURY FOX	Film payable	40,568.38
8/22/01	389	BUENA VISTA	Film payable	53,145.08
8/22/01	390	DREAM WORKS DISTRIBUTION, LLC	Film payable	411.25
8/22/01	391	MIRAMAX FILMS	Film payable	1,044.83
8/22/01	392	NEW LINE PICTURES	Film payable	175,801.56
8/22/01	393	PARAMOUNT PICTURES	Film payable	2,812.38
8/22/01	394	UNIVERSAL FILM EXCHANGES, INC.	Film payable	23,369.62
8/22/01	395	WARNER BROTHERS	Film payable	8,633.48
8/23/01	396	PEPSI-COLA COMPANY	Concessions	9,213.33
8/23/01	397	METROPOLITAN PROVISIONS	Concessions	20,424.98
8/29/01	398	20TH CENTURY FOX	Film payable	13,732.55
8/29/01	399	BUENA VISTA	Film payable	24,594.75
8/29/01	400	DREAM WORKS DISTRIBUTION, LLC	Film payable	177.80
8/29/01	401	MIRAMAX FILMS	Film payable	25,468.73
8/29/01	402	NEW LINE PICTURES	Film payable	70,814.03
8/29/01	403	PARAMOUNT PICTURES	Film payable	1,219.13
8/29/01	404	UNIVERSAL FILM EXCHANGES, INC.	Film payable	83,521.37
8/30/01	405	PEPSI-COLA COMPANY	Concessions	8,215.59
8/30/01	406	METROPOLITAN PROVISIONS	Concessions	19,650.15

					1,122,673.09

Direct Debits to Union Bank of California Acct #0700494381
08/03/01	ADP Fees		139.95
08/10/01	ADP Fees		594.79
08/17/01	ADP Fees		57.00
08/21/01	Sales Tax Payment		22,593.00
08/24/01	ADP Fees		587.11
08/27/01	Bank Service Charges		1,030.09
08/31/01	UBOC transfer (Principal + Interest)		49,736.30
08/30/01	Net Purchase of Change		9,250.00
	Bank Service Charges		8,193.21

				92,181.45

Intercompany Transfers
08/01/01	To UBOC Acct. #07007494365	Payroll	106,000.00
08/01/01	To UBOC Acct. #2180038712	Tax payable	15,000.00
08/16/01	To UBOC Acct. #07007494365	Payroll	115,000.00
08/29/01	To UBOC Acct. #07007494365	Payroll	115,000.00
				351,000.00

TOTAL ACCOUNTS PAYABLE DISBURSEMENTS				2,244,998.75

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,405,535.93
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,458,224.63
3. BEGINNING BALANCE	(52,688.70)
4. RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	336,000.00
5. BALANCE:	283,311.30
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	338,300.47
7. ENDING BALANCE	(54,989.17)
8. PAYROLL ACCOUNT NUMBER	07007494365
DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

August 3, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	76,853.77
	Wages Earned — Adjustments & Voids	(116.93)
	Wage Garnishments	27.23
	Federal Income Taxes	10,172.68
	Social Security	12,404.36
	Medicare	2,900.98
	State Unemployment Taxes — Employer	1,660.43
	Federal Unemployment Taxes	428.50
	State Unemployment Taxes — Employee	822.18
	State Income Taxes	1,796.55

		106,949.75
August 3, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	107,066.68
	Manual Checks, etc.	(116.93)

			106,949.75

August 17, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	82,653.88
	Wages Earned — Adjustments & Voids	1,908.00
	Wage Garnishments	27.23
	Federal Income Taxes	11,014.36
	Social Security	13,219.28
	Medicare	3,162.41
	State Unemployment Taxes — Employer	1,871.14
	Federal Unemployment Taxes	482.88
	State Unemployment Taxes — Employee	911.39
	State Income Taxes	1,829.25

		117,079.82
August 17, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	115,171.82
	Manual Checks Issued	1,908.00

			117,079.82

August 31, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	79,908.83
	Wages Earned — Adjustments & Voids	1,673.26
	Wage Garnishments
	Federal Income Taxes	10,965.52
	Social Security	12,457.67
	Medicare	3,075.93
	State Unemployment Taxes — Employer	1,629.21
	Federal Unemployment Taxes	420.44
	State Unemployment Taxes — Employee	843.68
	State Income Taxes	1,917.51

		112,892.05

August 31, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	111,218.79
	Manual Checks Issued	1,673.26
			112,892.05

August 3, 2001	ADP Processing Fees		139.95
August 10, 2001	ADP Processing Fees		594.79
August 17, 2001	ADP Processing Fees		57.00
August 24, 2001	ADP Processing Fees		587.11

TOTAL PAYROLL ACCOUNT DISBURSEMENTS			338,300.47

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	98,000.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	82,430.29
3. BEGINNING BALANCE	15,569.71
4. RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	15,000.00
5. BALANCE:	30,569.71
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Date: 8/21/01, wire transfer, To: CA State Board of Equalization	22,593.00
TOTAL DISBURSEMENTS THIS PERIOD	22,593.00
7. ENDING BALANCE	7,976.71

8. TAX ACCOUNT NUMBER	02180038712
DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD
GENERAL ACCOUNT	644,361.61
PAYROLL ACCOUNT	(54,989.17)
TAX ACCOUNT	7,976.71
OTHER ACCOUNTS *:	1,737,019.57
OTHER MONIES *:	0.00
PETTY CASH **	0.00
TOTAL CASH AVAILABLE	2,334,368.72

* Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.) and the depository name, location, and account number
** Attach exhibit itemizing all petty cash transactions
NOTE: Attach copies of all monthly accounts from financial institutions for each account

OTHER ACCOUNTS (Supplement to schedule I.D.)

Bank / Account Type	Account #	Balance
Bank of America
Master Concentration	14501-09188	0.00
Merchant	14501-09189	0.00
Moviefone	14502-09192	0.00
Union Bank of California
Master Concentration	0700494-349	1,595,798.17
FOB Cinemastar Luxury Cinemas, Inc.	0700494-373	2,104.46
Merchant	0700494-357	139,116.94
Moviefone	0700494-146	0.00
Total		1,737,019.57

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
Oceanside Mission Market Place (Lessor MM 13 Theater)	Monthly	$57,678.10	0	$0.00
Coudres Family Ptrship (Lessor PR 10 Theater)	Monthly	$35,740.55	0	$0.00
MDA — San Bernardino (Lessor SB20 Thtr)	Monthly	$96,851.61	0	$0.00
Mission Grove Theater Properties I&II (Lessor MG 18 Theater)	Monthly	$89,050.40	0	$0.00
United Title Company (Lessor — Corp Offices)	Monthly	$4,983.40	0	$0.00
Union Bank of California ($2,000,000 loan, principal and interest)	Monthly	$57,472.22	0	$0.00
Midland Loan Services (Mortgage Note on Chula Vista Property)	Monthly	$17,646.36	8	$17,646.36

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	349,791,34
TOTAL WAGES PAID	336,921.62
	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA-EMPLOYER'S SHARE
FICA — EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE	26,234.36	0.00
REAL PROPERTY	17,445.59	17,445.59	4/10/01
OTHER (SPECIFY)

TOTAL	43,679.95	17,445.59

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

		ACCOUNTS RECEIVABLE
	ACCOUNTS PAYABLE* (POST-PETITION ONLY)
		PRE-PETITION	POST-PETITION
30 days or less	23,731.53
31-60 days	475.70
61-90 days
91-120 days
Over 120 days

TOTALS:	24,207.23

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	Royal Insurance of America	$2,000,000	10/14/01	9/14/01
Umbrella Liability	St. Paul's Insurance Company	$10,000,000	10/14/01	9/14/01
Automobile Liability	Royal Insurance of America	$1,000,000	10/14/01	9/14/01
Directors & Officers Liability	National Union Fire Insurance Company	$5,000,000	6/20/01	9/30/01
Workers Compensation	State (of CA) Compensation Insurance Fund	Variable	n/a	9/30/01
Property	Royal Insurance of America	$35,212,960	10/14/01	9/14/01
Vacant Property	Royal Indemnity Company	$1,500,000	12/14/01	9/14/01
Foreign Package	ACE USA	$1,000,000	10/15/01	9/14/01

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
3/31/01	3,552,815.00	8,000.00	5/17/01	8,000.00	0.00
6/30/01	4,473,768.00	8,000.00	7/11/01	8,000.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Admission Revenue	1,469,788	9,205,140
Concession Revenue	563,891	3,622,105
Video Revenue	29,711	183,478
Screen Advertising	10,366	71,922
Other Revenues	1,567	21,067

Theater Revenue	2,075,323	13,103,713
Film Rental Expense	1,020,383	5,077,075
Concession COGS	81,180	527,325

Theater Cost of Goods Sold	1,101,563	5,604,400

Theater Gross Margin	973,760	7,499,312

Salaries	185,682	1,185,055
Payroll Taxes	18,315	127,222
Rent Expense	268,111	2,265,126
CAM Expense	31,257	252,240
Utility Expense	79,086	524,185
Advertising Expense	22,478	161,900
Co-op Advertising Expense	12,044	62,713
Repairs & Maint Expense	17,167	99,108
Janitorial Services	20,252	175,538
Janitorial Supplies Expense	4,987	53,568
Insurance Expense	19,080	152,070
Property Taxes	9,409	186,844
Security Expense	5,120	33,284
Travel & Entertainment	555	3,552
Vehicle Expense	0	0
Supplies Expense	17,175	74,069
Banking Fees	8,303	58,528
Equipment Rental Expense	594	11,152
Outside Services Expense	0	7
Other Theater Expense	5,296	53,391
Pre-Opening Expense	0	0

Theater Operating Expenses	724,911	5,479,551

Operating Income	248,849	2,019,761

General & Administrative Expenses	76,789	620,151
Deprec & Amortization	209,927	942,665
Interest Expense	42,538	366,935
Interest/Dividend Income	(0)	(16,913)
Taxes	482	3,853
Non-Recurring Income/Expense	0	607,968

Non-Operating (Income)/Expense	329,736	2,524,659

Net Income	(80,887)	(504,897)

VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

Current Month End
Cash	2,697,544
Accts Receivable	(14,762)
Conc Inventory	58,965
Concession Rebates	7,803
Supplies Inventory	9,777
Prepaids	599,679

Current Assets	661,462
Fixed Assets	23,299,007
Accumulated Depreciation	(13,030,694)

Net Fixed Assets	10,268,314
Deposits-Leases	43,789
Deposits-Concession	890
Deposits	200
Investment CLT SA de CV	22,875
Investment in Mexico	339,643
Goodwill — Mexico	(152,263)

Other Assets	255,134

Assets	13,882,454

Accounts Payable	2,224,421
Accrued Payroll	231,578
Other Accruals	840,159
Deferred Revenue	478,803
Concession Advances	(10,007)
Short Term Notes Payable	0

Current Liabilities	3,764,955
Capital Leases	(10,401)
Credit Facility Debt	1,940,000
Notes Payable	1,717,721

Debt and Capital Leases	3,647,321
Deferred Rent Accrual	4,226,328
Intercompany Accounts	2,200,640

Long-Term Liabilities	6,426,968
Common Stock	62,892
Additional Paid In Capital	29,642,292
Treasury Stock	0
Retained Earnings	(26,278,047)
Current Year Retained Earnings	(3,383,926)
Current Year Dividends	0

Shareholders' Equity	43,211

Liabilities & Equity	13,882,454

STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

Current Month
CASH FLOW FROM OPERATIONS
Net Income / (Loss)	(80,887)
Depreciation & Amortization	209,927
Non-Cash Loss on Sale of Equipment	0
Deferred Rent	13,950
Changes in Operating Assets & Liabilities:
Change in Current Assets	15,864
Change in Other Assets	275
Change in Accounts Payable	(136,918)
Change in Other Liabilities	(33,663)

Net Cash Provided By / (Used In) Operations	(11,453)
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property	(2,661)
Sale of Property	0

Net Cash Provided By / (Used In) Investing Activities	(2,661)
CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations	(35,000)
Proceeds from Debt Issuance / Drawdown	0
Proceeds from Issuance of Common Stock	0

Net Cash Provided By / (Used In) Financing Activities	(35,000)

Net Increase / (Decrease) in Cash	(49,114)

Beginning of Period Cash Balance	2,746,658

End of Period Cash Balance	2,697,544

IX. QUESTIONNAIRE

1.
Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

    No /x/

    Yes / /

    Explain:

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

    No /x/

    Yes / /

    Amount, to whom, and for what period:

3.
State what progress was made during the reporting period toward filing a plan of reorganization: Debtor's plan of reorganization was confirmed by the US Bankruptcy Court on September 12, 2001.

4.
Describe potential future events which may have a significant impact on the case.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.
Did you receive any exempt income this month, which is not set forth in the operating report?

    No /x/

    Yes / /

    If yes, please set forth the amounts and the source of the income.

I, Donald H. Harnois, Jr., Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: September 20, 2001

/s/ Donald H. Harnois, Jr. Principal for debtor-in-possession

QuickLinks

I. CASH RECEIPTS AND DISBURSEMENTS A. (GENERAL ACCOUNT *)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)
I. CASH RECEIPTS AND DISBURSEMENTS (Continued) B. (PAYROLL ACCOUNT)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)
I. CASH RECEIPTS AND DISBURSEMENTS (Continued) B. (TAX ACCOUNT)
D. SUMMARY SCHEDULE OF CASH
OTHER ACCOUNTS (Supplement to schedule I.D.)
II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS
III. TAX LIABILITIES
IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
V. INSURANCE COVERAGE
VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)
STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)
IX. QUESTIONNAIRE